EXHIBIT INDEX


Exhibit
Number                                       Filing Information

(c)(1)    Amended and Restated Agreement     Incorporated by
          and Plan of Merger, dated as of    reference to Exhibit
          September 27, 1994, by and among   A to the prospectus
          Ogden Corporation,                 contained in the
          OPI Acquisition Corp. and Ogden    Registration Statement
          Projects, Inc.                     of Ogden Corporation
                                             on Form S-4, dated
                                             October 27, 1994, as
                                             amended.

(c)(2)    Press Release of Ogden             Transmitted herewith.
          Corporation dated December
          29, 1994.